                            NEW ENGLAND ZENITH FUND

New England Zenith Fund (the "Fund") is a mutual fund that provides a range of investment options through the following seven separate investment portfolios (the "Series").

  FIXED-INCOME SERIES                       EQUITY SERIES


  Back Bay Advisors Bond Income Series      Alger Equity Growth Series
                                            Davis Venture Value Series
                                            Loomis Sayles Small Cap Series
                                            MFS Investors Series
                                            MFS Research Managers Series
                                            Westpeak Growth and Income Series

This Prospectus is designed to help you decide whether to invest in the Fund and which Series best match your investment objectives. The Prospectus is divided into four Sections:

  I   A brief overview of the structure of the Fund and the Series.

  II Summaries of each Series, including investment objectives and principal investment strategies and risks.

  III More detailed descriptions of each Series, including the investment process and additional investment risks.

  IV Other information about the Fund, including information on purchases and redemptions, portfolio valuation, securities pricing and financial highlights.

The Securities and Exchange Commission has not approved or disapproved these securities or passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                  MAY 1, 2000

                               TABLE OF CONTENTS

Section I--Overview of New England Zenith Fund.............................  B-3
Section II--Summary Information about each Series .........................  B-5
Section III--Additional Information about each Series ..................... B-15
Section IV--Other Information about the Fund............................... B-30
Financial Highlights....................................................... B-32

                                                                     ADDITIONAL
       SERIES                                                SUMMARY INFORMATION
       ------                                                ------- -----------
Back Bay Advisors Bond Income Series........................   B-5      B-16
Alger Equity Growth Series..................................   B-7      B-19
Davis Venture Value Series..................................   B-8      B-20
Loomis Sayles Small Cap Series..............................   B-9      B-22
MFS Investors Series........................................  B-11      B-25
MFS Research Managers Series................................  B-12      B-27
Westpeak Growth and Income Series...........................  B-13      B-29

                SECTION I--OVERVIEW OF NEW ENGLAND ZENITH FUND



A SEPARATE ACCOUNT is a pool of assets set aside by an insurance company to fund payments under a specified group of insurance policies or contracts.


A DIVIDEND is a payment made by a company to a shareholder that typically is based on the company's performance. A dividend may be paid as cash or additional securities.

ORGANIZATION

The Fund is a mutual fund consisting of multiple investment portfolios, the Series. New England Investment Management, Inc. ("NEIM") is the investment adviser to all the Series. NEIM has contracted with subadvisers to make the day-to-day investment decisions for the Series. NEIM is responsible for overseeing these subadvisers and for making recommendations to the Board of Trustees of the Fund relating to hiring and replacing subadvisers.

Each Series is a "diversified" fund.

INVESTORS

Fund shares are offered only to SEPARATE ACCOUNTS established by New England Life Insurance Company ("New England Financial"), Metropolitan Life Insurance Company ("Metropolitan Life"), General American Life Insurance Company ("General American"), Security First Life Insurance Company ("SFG Group") or other insurance companies affiliated with any of these insurance companies (the "Separate Accounts"). The Fund serves as the investment vehicle for variable life insurance, variable annuity and group annuity products of these insurance companies. The general public may not directly purchase Fund shares. The performance information in this Prospectus does not reflect charges associated with the Separate Accounts or variable contracts that an investor in the Fund may pay under insurance or annuity contracts.

TYPES OF INVESTMENTS

Each Series invests in a variety of securities. Securities generally fall into two main categories: equity and fixed-income.

 Equity Securities

Equity securities include common stocks, preferred stocks and other instruments related to common and preferred stocks. Generally, common and preferred stocks represent ownership interests in a corporation, which may be referred to as the "issuer" of the stock. Stocks often pay a DIVIDEND.

Investment advisers often characterize stocks as "growth stocks" or "value stocks." Generally, an investment adviser considers a stock to be a growth stock if it expects the company's earnings to grow more rapidly than earnings of other companies. An investment adviser using a "growth" style of investing will be more likely than an adviser using a "value" style to buy a stock which is considered relatively expensive, when compared to other stocks, in terms of traditional measures of stock valuation. Generally, value stocks are the stocks of companies that an investment adviser believes are inexpensive relative to other stocks under current market conditions. A stock may display characteristics of both classifications. Therefore, it is possible that a stock may be characterized as a growth stock by some investment professionals and as a value stock by other investment professionals.

The MATURITY DATE is the date on which a fixed-income security "matures." This is the date on which the borrower must pay back the borrowed amount, the principal.


The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The prices of value stocks may fall, or simply may not increase as much as it would have otherwise, if the market does not agree with the subadviser's view of the value of the stock.

Stocks are also often categorized according to the market capitalization of the issuer. Market capitalization is calculated by multiplying the total number of outstanding shares of an issuer by the market price of those shares. Some mutual funds invest primarily in stocks of issuers with larger capitalizations, while other mutual funds invest primarily in stocks of issuers with medium or small capitalizations.

Stock markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance, or "total return," of the Series which invest in stocks and other equity securities will fluctuate within a wide range, so an investor may lose money over short or even long periods.

Each type of stock, such as stocks in different market capitalization categories, including "small cap," "mid cap," and "large cap," and in different investment style categories, such as value or growth, tend to go through cycles of doing better or worse than the stock market in general. These periods in the past have lasted for as long as several years.

 Fixed-income Securities

Fixed-income securities, including bonds, notes, and U.S. and other government securities, represent an obligation of a company or other issuer to repay money that it has borrowed. Generally, the issuer agrees to pay the investor interest in return for the use of the money until the MATURITY DATE, as set forth in the terms of the security. The rate of interest may be fixed or variable.

The value of fixed-income securities (and of the shares of a Series invested in fixed-income securities) will generally rise when interest rates fall and drop when interest rates increase. A bond with a longer remaining maturity or duration will tend to lose or gain more value in response to interest rate changes than a shorter-term bond. While presenting more risk of loss, longer-term bonds tend to pay higher rates of interest or "yields." Falling interest rates will cause the yield of a portfolio of bonds to decrease over time.

INVESTMENT GRADE: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as investment grade.

Fixed-income securities that are below investment grade quality are referred to as HIGH YIELD DEBT (commonly known as "junk bonds"). High yield debt is typically riskier than investment grade securities.

                                  SECTION II--
                     SUMMARY INFORMATION ABOUT EACH SERIES

                      BACK BAY ADVISORS BOND INCOME SERIES

INVESTMENT OBJECTIVE

The investment objective of the Back Bay Advisors Bond Income Series ("Bond Income") is a high level of current income consistent with protection of capital.

PRINCIPAL INVESTMENT STRATEGIES

Back Bay Advisors, L.P. ("Back Bay Advisors") invests Bond Income's assets primarily in U.S. corporate bonds. Back Bay Advisors will invest at least 80% of Bond Income's total assets in INVESTMENT GRADE securities. Back Bay Advisors may also invest Bond Income's assets in foreign corporate and government securities, U.S. government securities, and mortgage-backed securities. Up to 20% of Bond Income's total assets may be invested in HIGH YIELD DEBT.

PRINCIPAL INVESTMENT RISKS

Investing in Bond Income involves risks. Bond Income may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of Bond Income include:

  .  A general decline in U.S. or foreign fixed-income security markets.

  . Poor performance of individual fixed-income securities held by Bond Income, which may be due to interest rate risk or credit risk.

  . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risks. These risks are increased for emerging market securities. The risks of foreign investing are discussed more fully in Section III.

INVESTMENT PERFORMANCE RECORD

The bar chart below shows the annual total return of Bond Income for the last ten full calendar years. The table following the bar chart compares the average annual total returns of Bond Income to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of Bond Income's returns. These returns do not reflect charges associated with the Separate Accounts or variable contracts that an investor in the Fund may pay under insurance or annuity contracts.

                           [TOTAL RETURN CHART HERE]
                                  1990    8.1%
                                  1991   18.0%
                                  1992    8.2%
                                  1993   12.6%
                                  1994   -3.4%
                                  1995   21.2%
                                  1996    4.6%
                                  1997   10.9%
                                  1998    9.0%
                                  1999   -0.5%

During the period shown above, the highest quarterly return was 7.65% for the second quarter of 1995 and the lowest quarterly return was -3.05% for the first quarter of 1994. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31

                                   PAST ONE YEAR PAST FIVE YEARS PAST TEN YEARS
                                   ------------- --------------- --------------
Bond Income.......................     -0.5%          8.8%            8.6%
Lehman Brothers Intermediate
 Government/Corporate Bond Index..      0.4%          7.1%            7.3%
Lipper Variable Products
 Intermediate Investment Grade
 Debt Fund Average................     -0.5%          7.1%            7.1%

                           ALGER EQUITY GROWTH SERIES

INVESTMENT OBJECTIVE

The investment objective of the Alger Equity Growth Series ("Equity Growth") is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Fred Alger Management, Inc. ("Alger") invests Equity Growth's assets primarily in growth stocks. Alger will ordinarily invest at least 65% of Equity Growth's total assets in equity securities of issuers with a market capitalization of $1 billion or greater.

PRINCIPAL INVESTMENT RISKS

Investing in Equity Growth involves risks. Equity Growth may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of Equity Growth include:

  .  A general decline in U.S. stock markets.

  . Poor performance of individual stocks held by Equity Growth or of growth stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

INVESTMENT PERFORMANCE RECORD

The bar chart below shows the annual total return of Equity Growth for each full calendar year since the Series began operations. The table following the bar chart compares the average annual total returns of Equity Growth to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of Equity Growth's returns. These returns do not reflect charges associated with the Separate Accounts or variable contracts that an investor in the Fund may pay under insurance or annuity contracts.
                             [GROWTH SERIES CHART]
                                  1995   48.8%
                                  1996   13.2%
                                  1997   25.6%
                                  1998   47.8%
                                  1999   34.1%

During the period shown above, the highest quarterly return was 26.06% for the fourth quarter of 1998, and the lowest quarterly return was -6.95% for the third quarter of 1998. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31

                                                            LIFE OF SERIES
                          PAST ONE YEAR PAST FIVE YEARS   (OCTOBER 31, 1994)
                          ------------- --------------- -----------------------
Equity Growth............     34.1%          33.2%               30.9%
S&P 500 Index............     21.0%          28.6%               27.0%
Lipper Variable Products                                Data only available for
 Growth Fund Average.....     31.7%          26.9%      full one-year periods

                           DAVIS VENTURE VALUE SERIES

INVESTMENT OBJECTIVE

The investment objective of the Davis Venture Value Series ("Venture Value") is growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Davis Selected Advisers, L.P. ("Davis Selected") invests Venture Value's assets primarily in U.S. common stocks of companies that have a market capitalization of at least $5 billion and that it believes are of high quality and are selling at attractive prices. Davis Selected generally selects stocks with the intention of holding them for the long term. Davis Selected believes that managing risk is the key to delivering superior long-term investment results; therefore, it considers how much could potentially be lost on an investment before considering how much might be gained.

PRINCIPAL INVESTMENT RISKS

Investing in Venture Value involves risks. Venture Value may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of Venture Value include:

  .  A general decline in the U.S. stock market.

  . Poor performance of individual stocks held by Venture Value or of value stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

INVESTMENT PERFORMANCE RECORD

The bar chart below shows the annual total return of Venture Value for each full calendar year since the Series began operations. The table following the bar chart compares the average annual total returns of Venture Value to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of Venture Value's returns. These returns do not reflect charges associated with the Separate Accounts or variable contracts that an investor in the Fund may pay under insurance or annuity contracts.
                              [PERFORMANCE CHART]
                                  1995   39.3%
                                  1996   25.8%
                                  1997   33.5%
                                  1998   14.4%
                                  1999   17.5%

During the period shown above, the highest quarterly return was 21.20% for the fourth quarter of 1998, and the lowest quarterly return was -14.47% for the third quarter of 1998. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31

                                                          LIFE OF THE SERIES
                          PAST ONE YEAR PAST FIVE YEARS   (OCTOBER 31, 1994)
                          ------------- --------------- -----------------------
Venture Value............     17.5%          25.8%               24.0%
S&P 500 Index............     21.0%          28.6%               27.0%
Lipper Variable Products                                Data only available for
 Growth Fund Average.....     31.7%          26.9%      full one-year periods

                         LOOMIS SAYLES SMALL CAP SERIES

INVESTMENT OBJECTIVE

The investment objective of the Loomis Sayles Small Cap Series ("Small Cap") is long-term capital growth from investments in common stocks or their equivalents.

PRINCIPAL INVESTMENT STRATEGIES

Loomis, Sayles & Company, L.P. ("Loomis Sayles") will invest, under normal market conditions, at least 65% of Small Cap's total assets in equity securities of U.S. companies with market capitalizations that fall within the capitalization range of those companies constituting the Russell 2000 Index. Loomis Sayles may also invest up to 20% of Small Cap's total assets in foreign securities, including emerging markets. Small Cap invests in both value and growth stocks.

PRINCIPAL INVESTMENT RISKS

Investing in Small Cap involves risks. Small Cap may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of Small Cap include:

  . A general decline in U.S. or foreign stock markets.

  . Poor performance of individual stocks held by Small Cap.

  . Potentially rapid price changes (volatility) of equity securities.

  . Poor performance of small capitalization issuers relative to the performance of issuers with larger capitalizations.

  . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities. The risks of foreign investing are discussed more fully in
    Section III.

INVESTMENT PERFORMANCE RECORD

The bar chart below shows the annual total return of Small Cap for each full calendar year since the Series began operations. The table following the bar chart compares the average annual total returns of Small Cap to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of Small Cap's returns. These returns do not reflect charges associated with the Separate Accounts or variable contracts that an investor in the Fund may pay under insurance or annuity contracts.
                              [PERFORMANCE CHART]
                                  1995   28.9%
                                  1996   30.7%
                                  1997   24.9%
                                  1998   -1.7%
                                  1999   31.8%

During the period shown above, the highest quarterly return was 29.19% for the fourth quarter of 1999, and the lowest quarterly return was -18.53% for the third quarter of 1998. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31

                                                          LIFE OF THE SERIES
                          PAST ONE YEAR PAST FIVE YEARS      (MAY 2, 1994)
                          ------------- --------------- -----------------------
Small Cap................     31.8%          22.2%               18.6%
Russell 2000 Index.......     21.3%          16.7%               14.7%
Lipper Variable Products
 Small Company Fund           38.4%          21.1%      Data only available for
 Average.................                               full one-year periods

                              MFS INVESTORS SERIES

INVESTMENT OBJECTIVE

The investment objective of the MFS Investors Series (the "Investors Series") is reasonable current income and long-term growth of capital and income.

PRINCIPAL INVESTMENT STRATEGIES

Massachusetts Financial Services Company ("MFS") ordinarily invests at least 65% of the total assets of the Investors Series in equity securities. Although the Series may invest in companies of any size, the Series focuses on companies with large market capitalizations (greater than $5 billion) that MFS believes have sustainable growth prospects and attractive valuations based on current and expected earnings or cash flow. The Series will also seek to generate gross income equal to approximately 90% of the dividend yield on the S&P 500 Index. MFS may also invest up to 20% of the assets of the Investors Series in foreign securities, including American Depositary Receipts ("ADRs"), through which it may have exposure to foreign currencies.

PRINCIPAL INVESTMENT RISKS

Investing in the Investors Series involves risks. The Investors Series may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Investors Series include:

  . A general decline in U.S. or foreign stock markets.

  . Poor performance of individual equity securities held by the Investors
    Series or of large capitalization stocks in general.

  . Potentially rapid price changes (volatility) of equity securities.

  . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are discussed more fully in
    Section III.

INVESTMENT PERFORMANCE RECORD

As of the date of this Prospectus, the Investors Series does not yet have a full calendar year of investment performance.

                          MFS RESEARCH MANAGERS SERIES

INVESTMENT OBJECTIVE

The investment objective of the MFS Research Managers Series (the "Research Managers Series") is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Massachusetts Financial Services Company ("MFS") invests at least 80% of the total assets of the Research Managers Series in equity securities. The Series invests primarily in companies that MFS believes possess better than average prospects for long-term growth and attractive valuations. MFS may also invest up to 20% of the net assets of the Series in foreign securities (including emerging markets).

PRINCIPAL INVESTMENT RISKS

Investing in the Research Managers Series involves risks. The Research Managers Series may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Research Managers Series include:

  . A general decline in U.S. or foreign stock markets.

  . Poor performance of individual equity securities held by the Research
    Managers Series.

  . Potentially rapid price changes (volatility) of equity securities.

  . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities. The risks of foreign investing are discussed more fully in
    Section III.

INVESTMENT PERFORMANCE RECORD

As of the date of this Prospectus, the Research Managers Series does not yet have a full calendar year of investment performance.

                       WESTPEAK GROWTH AND INCOME SERIES

INVESTMENT OBJECTIVE

The investment objective of the Westpeak Growth and Income Series ("Growth and Income") is long-term total return through investment in equity securities.

PRINCIPAL INVESTMENT STRATEGIES

Westpeak Investment Advisors, L.P. ("Westpeak") may invest Growth and Income's assets using both a growth and a value style of investing. Westpeak sometimes invests more of Growth and Income's assets in value stocks, and sometimes invests more heavily in growth stocks. Growth and Income invests primarily in stocks of large capitalization U.S. companies, such as those included in the S&P 500 Index, but it may also invest in securities of other large capitalization companies, as well as mid capitalization companies, such as those included in the Russell 1000 Index. Westpeak emphasizes individual stock selection rather than targeting particular industries or sectors that it believes may outperform other sectors.

PRINCIPAL INVESTMENT RISKS

Investing in Growth and Income involves risks. Growth and Income may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of Growth and Income include:

  .  A general decline in the U.S. stock market.

  . Poor performance of individual stocks held by Growth and Income or of the stocks included in the S&P 500 Index or of larger capitalization stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

  . Poor performance of growth stocks relative to value stocks when Westpeak emphasizes investment in growth stocks, or poor performance of value stocks relative to growth stocks when Westpeak emphasizes investment in value stocks.

INVESTMENT PERFORMANCE RECORD

The bar chart below shows the annual total return of Growth and Income for each full calendar year since the Series began operations. The table following the bar chart compares the average annual total returns of Growth and Income to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of Growth and Income's returns. These returns do not reflect charges associated with the Separate Accounts or variable contracts that an investor in the Fund may pay under insurance or annuity contracts.

                     [CHART OF TOTAL RETURNS APPEARS HERE]
                                  1994   -1.2%
                                  1995   36.5%
                                  1996   18.1%
                                  1997   33.5%
                                  1998   24.4%
                                  1999    9.4%

During the period shown above, the highest quarterly return was 19.53% for the fourth quarter of 1998, and the lowest quarterly return was -12.33% for the third quarter of 1998. Past performance of a Series does not necessarily indicate how that Series will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31

                                                          LIFE OF THE SERIES
                          PAST ONE YEAR PAST FIVE YEARS    (APRIL 30, 1993)
                          ------------- --------------- -----------------------
Growth & Income..........      9.4%          24.0%               19.7%
S&P 500 Index............     21.0%          28.6%               22.4%
Lipper Variable Products
 Growth and Income Fund       14.8%          22.2%      Data only available for
 Average.................                               full one-year periods

             SECTION III--ADDITIONAL INFORMATION ABOUT EACH SERIES

This Section discusses the principal investment strategies and risks of investing in each Series. However, each Series may invest in securities and engage in certain investment practices not discussed below or in the Summary. For more information about these securities, strategies and related risks, please see the Fund's Statement of Additional Information (the "SAI"). Please call the toll-free number listed on the back cover of the Prospectus to receive a free copy of the SAI.

INVESTMENT OBJECTIVES

The investment objective of each Series may be changed without shareholder approval.

TEMPORARY DEFENSIVE POSITIONS

Each Series may, for temporary defensive purposes, hold all or a substantial portion of its assets in cash or fixed-income investments. The types of securities in which a Series may invest include U.S. Government securities, investment grade fixed-income securities, money market instruments and REPURCHASE AGREEMENTS. No estimate can be made as to when or for how long a Series may employ a defensive strategy. Although a defensive strategy may help insulate a Series from a downturn in securities markets, it could prevent the Series from capturing the gains it would otherwise achieve if the Series did not employ a defensive strategy.

PORTFOLIO TURNOVER

Each Series may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. As a result, the Series may experience high portfolio turnover. High portfolio turnover results in higher brokerage and other transaction costs.

INVESTMENT PERCENTAGE REQUIREMENTS AND CAPITALIZATION

Several of the Series have adopted policies that set minimum or maximum percentages of their assets to be allocated to certain types of investments or to certain ranges of market capitalization. These percentage requirements and capitalization ranges apply at the time an investment is made; a change in the value of an investment after it is acquired is not treated as a violation of these policies or ranges.



REPURCHASE AGREEMENTS are agreements under which a Series purchases one or more securities from another party, usually a bank or a brokerage firm, with the understanding that the counterparty will buy the securities back from the Series at a later date. Repurchase agreements allow a Series to earn a return on available cash at relatively low credit risk.

                      BACK BAY ADVISORS BOND INCOME SERIES

PRINCIPAL INVESTMENT STRATEGIES

Back Bay Advisors invests Bond Income's assets primarily in U.S. corporate bonds. Back Bay Advisors will invest at least 80% of Bond Income's assets in investment grade securities. Back Bay Advisors may also invest Bond Income's assets in foreign corporate and government securities, U.S. government securities, and mortgage-backed securities. Up to 20% of Bond Income's total assets may be invested in high yield debt.

 Investment Selection

Back Bay Advisors evaluates potential investments for Bond Income in several steps.

Back Bay Advisors first allocates the assets of Bond Income that are available for investment among four principal areas: U.S. corporate securities, mortgage-backed securities, U.S. Government securities, and foreign securities. Back Bay Advisors makes this allocation based on its analysis of current and future interest rate trends and market indicators. Once Back Bay Advisors makes this allocation, it searches for investment opportunities in each area.

When evaluating domestic and foreign corporate fixed-income securities, Back Bay Advisors first considers the relative attractiveness of corporate securities in four different sectors: industrial, financial, utilities, and YANKEE BOND. Back Bay Advisors allocates assets among the four sectors based on its evaluation of the relative merits of each sector and its market outlook. Back Bay Advisors next analyzes the credit quality of specific issuers and the market prices of securities of those issuers.

When evaluating mortgage-backed securities, Back Bay Advisors reviews the creditworthiness and likelihood of prepayment on the mortgages underlying those securities.

When evaluating U.S. Treasury securities, Back Bay Advisors considers the difference between the interest rates on U.S. Treasury securities of various maturities and the interest rates on other fixed-income securities.

Back Bay Advisors generally attempts to maintain a DURATION for the Bond Income portfolio that is within 1 1/2 years of the duration of the Lehman Aggregate Bond Index. As of December 31, 1999, the duration of this Index was 4.92 years. During 1999, the duration of this Index ranged from 4.4 years to 5.0 years.

PRINCIPAL INVESTMENT RISKS

 Fixed-income Securities

Fixed-income securities involve both CREDIT RISK and MARKET RISK, which includes INTEREST RATE RISK. Some fixed-income securities also involve the risk that an issuer will repay the principal or


YANKEE BONDS are fixed-income securities issued by foreign companies in U.S. dollars.

DURATION is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Series' duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.

CREDIT RISK is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

MARKET RISK is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

INTEREST RATE RISK reflects the fact that the values of fixed- income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed- income securities will tend to decline.

repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a PREMIUM when it bought the security, the holder might receive less from the issuer than it paid for the security.

 High yield debt

High yield debt has a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of LEVERAGE. High yield debt has higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield debt may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

 Foreign Securities

In addition to the risks associated with equity securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Series' investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries will affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. Back Bay Advisors may use certain techniques, such as FORWARD CONTRACTS or FUTURES CONTRACTS, to manage these risks. However, Back Bay Advisors cannot assure that these techniques will be effective.

 Emerging Markets

Bond Income may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and
Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is called a PREMIUM.

LEVERAGE in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

A FORWARD CONTRACT is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A FUTURES CONTRACT is an obligation to buy or sell an asset on a specified future date or an obligation to pay or receive money based on the value of some securities index or currency or interest rate on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of DERIVATIVE.

A DERIVATIVE is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

 Forward Contracts and Futures

The Series may seek to avoid the risk of an unfavorable shift in currency or interest rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing, the Series will also give up the opportunity for gain from a favorable shift in currency or interest rates.


PORTFOLIO MANAGEMENT

As of December 31, 1999, Back Bay Advisors managed approximately $5 billion in assets. In addition to Series of the Fund, Back Bay Advisors manages 10 mutual funds and several institutional accounts. Back Bay Advisors is located at 399 Boylston Street, Boston, Massachusetts 02116.

Peter Palfrey, CFA and Richard Raczkowski, MBA are the portfolio managers of the Series. Mr. Palfrey, the lead portfolio manager of the Series, is a Senior Vice President of Back Bay Advisors. He joined the company in 1993. Mr. Palfrey has 17 years of investment experience. Mr. Raczkowski, a Vice President of Back Bay Advisors, joined the company in 1998. Previously, he was a senior consultant at Hagler Bailly Consulting. Mr. Raczkowski has 16 years of financial and economic consulting experience.

During the fiscal year ended December 31, 1999, Bond Income paid 0.40% of its average net assets in investment advisory fees.

                           ALGER EQUITY GROWTH SERIES

PRINCIPAL INVESTMENT STRATEGIES

Alger invests Equity Growth's assets primarily in growth stocks. Alger will ordinarily invest at least 65% of Equity Growth's total assets in equity securities of issuers with a market capitalization of $1 billion or greater.

 Stock Selection

Alger seeks out and invests primarily in companies that are traded on domestic stock exchanges or in the domestic over-the-counter market. The companies Alger chooses for the portfolio of the Series may still be in the development stage, may be older companies that appear to be entering a new stage of growth progress due to factors like management changes or development of new technologies, products or markets, or may be companies providing products or services with a high unit volume growth rate. Alger focuses on fundamental characteristics of individual companies and does not allocate assets based on specific industry sectors.

PRINCIPAL INVESTMENT RISKS

 Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

PORTFOLIO MANAGEMENT

As of December 31, 1999, Alger managed approximately $19 billion in assets for seven mutual funds and other institutional investors. Alger's address is One World Trade Center, Suite 9333, New York, New York 10048.

David D. Alger and Ron Tartaro have served as Equity Growth's portfolio managers since its inception in October 1994. Mr. Alger became Alger's President in 1995 and served as Executive Vice President and Director of Research before 1995. Mr. Tartaro has been employed by Alger since 1990 and has been a Senior Vice President since 1995.

During the year ended December 31, 1999, Equity Growth paid 0.75% of its average net assets in investment advisory fees.

                           DAVIS VENTURE VALUE SERIES

PRINCIPAL INVESTMENT STRATEGIES

Davis Selected invests Venture Value's assets primarily in U.S. common stocks of companies that have a market capitalization of at least $5 billion and that Davis Selected believes are of high quality and are selling at attractive prices. Davis Selected generally selects stocks with the intention of holding them for the long term. Davis Selected believes that managing risk is the key to delivering superior long-term investment results; therefore, it considers how much could potentially be lost on an investment before considering how much might be gained.

 Stock selection

Davis Selected has developed a list of ten characteristics that it believes allow companies to sustain long-term growth and minimize risks to enhance their potential for superior long-term returns. Although few companies exhibit all ten characteristics, Davis Selected searches for companies that possess:

  .  Excellent management.

  .  Managers who own stock in their own company.

  .  Strong returns on investments of an issuer's capital.

  .  A lean expense structure.

  .  A dominant or growing market share in a growing market.

  .  A proven record as an acquirer.

  .  A strong balance sheet.

  .  Products or services that are not likely to become obsolete.

  .  Successful international operations.

  .  Innovation in all aspects of operations.

Davis Selected does not have particular allocation strategies, and emphasizes individual stock selection rather than industry sectors. Davis Selected relies heavily on its evaluation of the management of potential investments, and will ordinarily visit the managers at their place of business to gain insight into the relative value of different companies.

PRINCIPAL INVESTMENT RISKS

 Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

PORTFOLIO MANAGEMENT

As of December 31, 1999, Davis Selected, together with its affiliated institutional asset management companies, managed approximately $27.6 billion in assets. Davis Selected's address is 2949 East Elvira Road, Suite 101, Tucson, AZ 85706. Davis Selected may delegate to Davis Selected Advisers-NY, Inc. any of its responsibilities related to Venture Value. Davis Selected Advisers-NY, Inc. is a wholly owned subsidiary of Davis Selected and is located at 609 Fifth Avenue, New York, New York 10017.

Christopher C. Davis and Kenneth C. Feinberg are co-portfolio managers of Venture Value. Christopher Davis has been the portfolio manager for Venture Value and other equity funds managed by Davis Selected since February 1997. Christopher Davis was co-portfolio manager of Venture Value with Shelby M.C. Davis from October 1995 until February 1997. Prior to co-managing Venture Value's portfolio, Christopher Davis worked as Shelby Davis' assistant portfolio manager and research analyst. Mr. Feinberg has co-managed other equity funds for Davis Selected since May 1998 and became co-portfolio manager of Venture Value in April 1999. Mr. Feinberg was a research analyst at Davis Selected from December 1994 until May 1998, and before that he was an Assistant Vice President of Investor Relations for Continental Corp.

As Chief Investment Officer, Shelby Davis provides investment themes and strategies to, and helps select individual stocks for, Venture Value.

During the year ended December 31, 1999, Venture Value paid 0.75% of its average net assets in investment advisory fees.

                         LOOMIS SAYLES SMALL CAP SERIES

PRINCIPAL INVESTMENT STRATEGIES

Loomis Sayles, under normal market conditions, will invest at least 65% of Small Cap's total assets in equity securities of U.S. companies with market capitalizations that fall within the capitalization range of those companies constituting the Russell 2000 Index. Loomis Sayles may also invest up to 20% of Small Cap's total assets in foreign securities, including emerging markets. Small Cap invests in both value and growth stocks.

 Stock Selection

Loomis Sayles begins with a universe of approximately 3000 companies that generally fall within the market capitalization range of the Russell 2000 Index.

Value Stocks. Loomis Sayles may invest in stocks of companies which it believes have reasonable growth prospects and are attractively priced in relation to the companies' earnings. Small Cap may also invest in companies that have experienced significant business problems but that Loomis Sayles believes have favorable prospects for recovery.

Growth Stocks. When investing in growth stocks, Loomis Sayles seeks companies that have distinctive products, technologies, or services; dynamic earnings growth; prospects for a high level of profitability; and outstanding management.

PRINCIPAL INVESTMENT RISKS

 Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of a value stock may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Small Cap may not perform as well as a fund which invests in only value or growth stocks.

Market Capitalization. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks.

Real Estate Investment Trusts (REITs). One category of equity securities in which Small Cap invests is REITs. REITs are generally categorized as equity REITs or mortgage REITs, although some REITs have characteristics of both classifications. Equity REITs invest directly in real property and receive income from rent collection and sale of those properties. These REITs may decline in value when the property they own declines in value. Mortgage REITs invest in real estate mortgages and receive income from interest payments on those mortgages. These REITs are particularly subject to CREDIT RISK and MARKET RISK, although equity REITs are also subject to market risk.

 Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Series' investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries will affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. Loomis Sayles may use certain techniques, such as FORWARD CONTRACTS or FUTURES CONTRACTS, to manage these risks. However, Loomis Sayles cannot assure that these techniques will be effective.

 Emerging Markets

Small Cap may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

 Forward Contracts and Futures Contracts

The Series may attempt to avoid the risk of an unfavorable shift in currency rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing, the Series will also give up the opportunity for gain from a favorable shift in currency or interest rates. The Series may also purchase futures contracts (or options on futures contracts) to maintain exposure to the broad equity markets.

CREDIT RISK is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

MARKET RISK is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

A FORWARD CONTRACT is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A FUTURES CONTRACT is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some securities index or currency or interest rate on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of DERIVATIVE.

A DERIVATIVE is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, the Series could make or lose more money than if it had invested directly in the underlying security or index. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Series might not be able to close out futures transactions without incurring substantial losses.

PORTFOLIO MANAGEMENT

Loomis Sayles has been in the investment management business since 1926. As of December 31, 1999, Loomis Sayles managed approximately $67.6 billion in assets. Loomis Sayles' address is One Financial Center, Boston, Massachusetts 02110.

Christopher R. Ely and Joseph R. Gatz are the lead Portfolio Managers of Small Cap. The other Portfolio Managers are Dawn Alston Paige, Philip C. Fine and David L. Smith.

Mr. Gatz, Vice President of Loomis Sayles, joined Loomis Sayles as a Portfolio Manager in 1999. From 1993 until he joined Loomis Sayles, Mr. Gatz was a Portfolio Manager at Banc One Investment Advisers Corporation and certain of its corporate predecessors. Mr. Ely, a Vice President of Loomis Sayles, has co-managed the Series since April 1999 and joined Loomis Sayles in 1996. Before joining Loomis Sayles, Mr. Ely was a Senior Vice President and Portfolio Manager at Keystone Investment Management Company, Inc. Ms. Paige has been a Portfolio Manager at Loomis Sayles since 1998. She has been employed by Loomis Sayles since 1992. Mr. Fine, a Vice President of Loomis Sayles, has co-managed the Series since April 1999 and joined Loomis Sayles in 1996. Before joining Loomis Sayles, Mr. Fine was a Vice President and Portfolio Manager at Keystone Investment Management Company, Inc. Mr. Smith, a Vice President of Loomis Sayles, has co-managed the Series since April 1999 and joined Loomis Sayles in 1996. Before joining Loomis Sayles, Mr. Smith was a Vice President and Portfolio Manager at Keystone Investment Management Company, Inc.

During the year ended December 31, 1999, Small Cap paid 1.00% of its average net assets in investment advisory fees.

                              MFS INVESTORS SERIES

PRINCIPAL INVESTMENT STRATEGIES

MFS ordinarily invests at least 65% of the total assets of the Investors Series in equity securities. Although the Series may invest in companies of any size, the Series focuses on companies with large market capitalizations (greater than $5 billion) that MFS believes have sustainable growth prospects and attractive valuations based on current and expected earnings or cash flow. The Series will also seek to generate gross income equal to approximately 90% of the dividend yield on the S&P 500 Index. MFS may also invest up to 20% of the assets of the Investors Series in foreign securities (including ADRs), through which it may have exposure to foreign currencies.

 Stock Selection

MFS uses a bottom-up, as opposed to a top-down, investment style in managing the Investors Series. This means that MFS selects securities based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the portfolio manager and MFS' large group of equity research analysts.

PRINCIPAL INVESTMENT RISKS

 Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

 Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Series' investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries will affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. MFS may use certain techniques, such as FORWARD CONTRACTS or FUTURES CONTRACTS, to manage these risks. However, MFS cannot assure that these techniques will be effective.

 Forward Contracts and Futures Contracts

The Series may attempt to avoid the risk of an unfavorable shift in currency rates by entering into forward contracts or buying or selling futures contracts. In so doing, the Series will also give up the opportunity for gain from a favorable shift in currency rates. The Series may also purchase futures contracts to maintain exposure to the broad equity markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, the Investors Series could make or lose more money than if it had invested directly in the underlying security or index. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Investors Series might not be able to close out futures transactions without incurring substantial losses.

PORTFOLIO MANAGEMENT

As of December 31, 1999, MFS managed approximately $136.7 billion in assets on behalf of over 4.2 million investors worldwide. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

John D. Laupheimer and Mitchell D. Dynan are the portfolio managers of Investors Series and each is a Senior Vice President of MFS. Mr. Laupheimer has been employed by MFS in the investment management area since 1981. Mr. Dynan has been employed in the investment management area since 1986.

During the period ended December 31, 1999, the Investors Series paid 0.75% of its average daily net assets in investment advisory fees.

A FORWARD CONTRACT is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A FUTURES CONTRACT is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some securities index or currency or interest rate on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of DERIVATIVE.

A DERIVATIVE is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

                          MFS RESEARCH MANAGERS SERIES

PRINCIPAL INVESTMENT STRATEGIES

MFS invests at least 80% of the total assets of the Research Managers Series in equity securities. The Series invests primarily in companies that MFS believes possess better than average prospects for long-term growth and attractive valuations. MFS may also invest up to 20% of the net assets of the Series in foreign securities (including emerging markets).

 Stock Selection

A committee of investment research analysts selects portfolio securities for the Research Managers Series. This committee includes investment analysts employed by MFS and MFS investment advisory affiliates. The committee first allocates assets among various industries. Individual analysts are then responsible for selecting what they view as the securities best suited to meet the investment objective of the Series from within their assigned industry responsibility. Analysts focus on companies that they believe have favorable prospects for long-term growth, attractive valuations based on current and expected earnings or cash flow, dominant or growing market share and superior management. The Series may invest in companies of any size and its investments may include securities traded on securities exchanges or in the over-the-counter markets.

PRINCIPAL INVESTMENT RISKS

 Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

 Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Series' investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries will affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. MFS may use certain techniques, such as FORWARD CONTRACTS, to manage these risks. However, MFS cannot assure that these techniques will be effective.

 Emerging Markets

Research Managers may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

 Forward Contracts

The Series may attempt to avoid the risk of an unfavorable shift in currency rates by entering into forward contracts. In so doing, the Series will also give up the opportunity for gain from a favorable shift in currency rates.

PORTFOLIO MANAGEMENT

As of December 31, 1999, MFS managed approximately $136.7 billion in assets on behalf of over 4.2 million investors worldwide. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

The Research Managers Series is currently managed by a committee of various equity research analysts employed by MFS and its affiliates.

During the period ended December 31, 1999, the Research Managers Series paid 0.75% of its average daily net assets in investment advisory fees.

A FORWARD CONTRACT is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

                       WESTPEAK GROWTH AND INCOME SERIES

PRINCIPAL INVESTMENT STRATEGIES

Westpeak may invest the assets of Growth and Income using both the growth or value style of investing. Westpeak sometimes invests more of Growth and Income's assets in value stocks and sometimes invests more heavily in growth stocks. Growth and Income invests primarily in stocks of large capitalization U.S. companies, such as those included in the S&P 500 Index, but it may also invest such assets in securities of other large capitalization companies, as well as mid capitalization companies, such as those included in the Russell 1000 Index. Westpeak emphasizes individual stock selection rather than targeting particular industries or sectors which it believes may outperform other sectors.

 Stock Selection

Westpeak uses the following procedure to select stocks for Growth and Income:

  . Westpeak collects extensive amounts of information on a large universe of companies.

  . Westpeak then develops a profile of characteristics that Westpeak believes Growth and Income's portfolio should possess to best achieve the investment objective of the Series. Westpeak considers many factors when developing this profile, including historic earnings and other fundamentals, market expectations for corporate earnings and overall growth prospects. Westpeak regularly revises the profile in response to changing market conditions.

  . Westpeak then ranks each of the companies in a variety of categories based on the information it has collected about those companies.

  . Westpeak then uses fundamental research, quantitative analysis and judgment to select stocks that, when assembled in a single portfolio, will most closely fit the profile Westpeak has developed given existing market conditions.

PRINCIPAL INVESTMENT RISKS

 Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. Growth and Income may not perform as well as a fund which invests in only value or only growth stocks.

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and mid capitalization stocks.

PORTFOLIO MANAGEMENT

As of December 31, 1999, Westpeak managed approximately $10 billion in assets. Westpeak manages several other mutual funds as well as equity portfolios for corporate and public retirement plans, insurance and trust companies, and other large institutional investors. Westpeak is located at 1011 Walnut Street, Boulder, Colorado 80302.

Gerald H. Scriver is Westpeak's President, Chief Executive Officer and Chief Investment Officer, and Philip J. Cooper, CFA, is its Executive Vice President, Director of Portfolio Management. Mr. Scriver and Mr. Cooper have both served as the portfolio managers of Growth and Income since its inception in 1993 and both have been with Westpeak since it was established in 1991.

During the year ended December 31, 1999, Growth and Income paid 0.68% of its average net assets in investment advisory fees.

                  SECTION IV--OTHER INFORMATION ABOUT THE FUND

INVESTMENT ADVISORY SERVICES

NEIM was organized in 1994 by New England Financial to serve as the investment adviser of the Fund. NEIM is located at 501 Boylston Street, Boston, Massachusetts 02116. Each Series pays NEIM an investment advisory fee. NEIM has contracted with subadvisers to make the day-to-day investment decisions for each Series and NEIM pays each subadviser's fees. NEIM is responsible for overseeing these subadvisers and for making recommendations to the Board of Trustees of the Fund relating to hiring and replacing subadvisers. NEIM also provides a full range of administrative and accounting services to each Series.

ADVISER/SUBADVISER RELATIONSHIP

The Fund has received an exemptive order from the Securities and Exchange Commission that permits NEIM to enter into new subadvisory agreements with either a current or a new subadviser that is not an affiliate of the Fund or NEIM, without obtaining shareholder approval. The Fund's Board of Trustees must approve any new subadvisory agreements under this order, and the Fund must comply with certain other conditions.

The exemptive order also permits the Fund to continue to employ an existing subadviser without shareholder approval after events that would otherwise cause an automatic termination of a subadvisory agreement (and the need for a shareholder vote). This continuation must be approved by the Board of Trustees. The Fund will notify shareholders of any subadviser changes and any other event of which notification is required under the order.

PURCHASE AND REDEMPTION OF SHARES

The Separate Accounts may purchase or redeem shares of a Series on each day that the New York Stock Exchange (the "NYSE") is open for business. The Fund sells and redeems shares of each Series at the net asset value for that Series calculated at the close of regular trading on the NYSE, ordinarily 4:00 p.m. Eastern time each day. These transactions are made on the same day that the purchase order or redemption request is received by the Fund from the Separate Accounts. No transactions occur on those days that the NYSE is closed for trading.

The Fund may suspend the right of redemption for any Series and may postpone payment for any period when the NYSE is closed for other than weekends or holidays. The Fund may also postpone payment when trading on the NYSE is restricted or during an emergency in which disposing of securities or fairly determining the value of net assets is impracticable. The Fund may also suspend redemption rights when the SEC permits such suspension for the protection of investors.

SHARE VALUATION AND PRICING

 Net Asset Value

Each Series determines the net asset value of its shares as of the close of regular trading on each day that the NYSE is open. The net asset value per share for each Series is calculated by dividing the Series' total net assets by its number of outstanding shares.

Because foreign exchanges are not always closed at the same time that the NYSE is closed, the price of securities primarily traded on foreign exchanges may increase or decrease when the NYSE is closed. Therefore, the net asset value of Series that hold these securities may change on days that Separate Accounts will not be able to purchase or redeem Fund shares.

 Securities Valuation

Any fixed-income securities with remaining maturities of 60 days or less held by any other Series are valued at amortized cost. Other portfolio securities of each Series normally are valued at market value. On the rare occasions when no current market value is available for a portfolio security, the Fund's Board of Trustees is responsible for making a good faith determination of fair value, although the Board has delegated responsibility for day-to-day fair value calculations to NEIM or the subadvisers of the Series.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

Currently, each Series annually pays as dividends substantially all net investment income (including any short-term capital gains). Each Series also annually distributes all net realized capital gains, if any, after offsetting any capital loss carryovers. Each Series may pay dividends from net investment income more or less often if the Fund's Board of Trustees deems it appropriate and if such change would not cause such Series to fail to qualify as a regulated investment company under the Internal Revenue Code.

Federal income tax law requires each Series to distribute prior to calendar year-end virtually all of its ordinary income for such year. Also, each Series must distribute virtually all of its capital gain net income realized but not previously distributed in the one-year period ending October 31 (or December 31, if the Series so elects) of such year.

Dividends and distributions of each Series are automatically reinvested in additional shares of that Series.

TAXES

Each Series is a separate entity for federal income tax purposes and intends to qualify as a regulated investment company under the Internal Revenue Code. So long as a Series distributes all of its net investment income and net capital gains to its shareholders, the Series itself does not pay any federal income tax. Although each Series intends to operate so that it will have no federal income tax liability, if any such liability is incurred, the investment performance of such Series will be adversely affected. In addition, Series investing in foreign securities and currencies may be subject to foreign taxes. These taxes could reduce the investment performance of such Series.

In order for contract holders to receive the favorable tax treatment that is generally available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the Series in which such accounts invest, must meet certain diversification requirements. Each Series intends to comply with these requirements. If a Series does not meet such requirements, income allocable to the variable annuity and variable life contracts, including accumulated investment earnings, would be taxable immediately to the holders of such contracts. For a description of the tax consequences for variable annuity and variable life contract owners, see the prospectus for those contracts.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Series' financial performance for the past 5 years (or the life of the Series, for those Series that have not been in existence for 5 years). Certain information reflects financial results for a single share of the relevant Series. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Series (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 1997 through December 31, 1999 has been audited by Deloitte & Touche, LLP, whose report for 1999, along with the Fund's financial statements, are included in the annual report which is available upon request. Prior to 1997, PricewaterhouseCoopers LLP acted as the Fund's independent accountants and provided reports which accompanied the financial statements for those periods.

                      BACK BAY ADVISORS BOND INCOME SERIES

                                         YEAR ENDED DECEMBER 31,
                               ------------------------------------------------
                                 1999      1998      1997      1996      1995
                               --------  --------  --------  --------  --------
Net Asset Value, Beginning of
 Year........................  $ 109.89  $ 108.52  $ 105.63  $ 108.67  $  95.53
                               --------  --------  --------  --------  --------
Income From Investment
 Operations
 Net Investment Income.......      7.67      6.76      7.43      7.72      7.34
 Net Realized and Unrealized
  Gain (Loss) on Investments.     (8.18)     3.00      4.05     (2.70)    12.85
                               --------  --------  --------  --------  --------
 Total From Investment
  Operations.................     (0.51)     9.76     11.48      5.02     20.19
                               --------  --------  --------  --------  --------
Less Distributions
 Distributions From Net
  Investment Income..........     (7.72)    (6.64)    (7.51)    (7.74)    (7.05)
 Distributions From Net
  Realized Capital Gains.....     (0.16)    (1.75)    (1.08)    (0.32)     0.00
 In Excess of Net Realized
  Gain.......................     (0.10)     0.00      0.00      0.00      0.00
                               --------  --------  --------  --------  --------
 Total Distributions.........     (7.98)    (8.39)    (8.59)    (8.06)    (7.05)
                               --------  --------  --------  --------  --------
Net Asset Value, End of Year.  $ 101.40  $ 109.89  $ 108.52  $ 105.63  $ 108.67
                               ========  ========  ========  ========  ========
Total Return (%).............      (0.5)      9.0      10.9       4.6      21.2
Ratio of Operating Expenses
 to Average Net Assets (%)...      0.48      0.48      0.52      0.52      0.55
Ratio of Net Investment
 Income to Average Net Assets
 (%).........................      7.12      6.66      6.97      7.22      7.22
Portfolio Turnover Rate (%)..        77        82        40        98        73
Net Assets, End of Year (000)
 ............................  $283,856  $267,791  $202,888  $180,359  $167,712

                           ALGER EQUITY GROWTH SERIES

                                          YEAR ENDED DECEMBER 31,
                                -----------------------------------------------
                                  1999      1998      1997      1996     1995
                                --------  --------  --------  --------  -------
Net Asset Value, Beginning of
 Year.........................  $  25.11  $  17.62  $  15.58  $  13.80  $  9.56
                                --------  --------  --------  --------  -------
Income From Investment
 Operations
Net Investment Income (Loss)..     (0.01)     0.04      0.02      0.04     0.01
Net Realized and Unrealized
 Gain (Loss) on Investments...      8.34      8.37      3.92      1.78     4.65
                                --------  --------  --------  --------  -------
    Total From Investment
     Operations...............      8.33      8.41      3.94      1.82     4.66
                                --------  --------  --------  --------  -------
Less Distributions
Distributions From Net
 Investment Income............      0.00     (0.04)    (0.02)    (0.04)   (0.01)
Distributions in Excess of Net
 Investment Income ...........     (0.01)     0.00      0.00      0.00     0.00
Distributions From Net
 Realized Capital Gains.......     (4.09)    (0.88)    (1.88)     0.00    (0.41)
                                --------  --------  --------  --------  -------
    Total Distributions.......     (4.10)    (0.92)    (1.90)    (0.04)   (0.42)
                                --------  --------  --------  --------  -------
Net Asset Value, End of Year..  $  29.34  $  25.11  $  17.62  $  15.58  $ 13.80
                                ========  ========  ========  ========  =======
Total Return (%)..............      34.1      47.8      25.6      13.2     48.8
Ratio of Operating Expenses to
 Average Net Assets (%)(a)....      0.80      0.83      0.87      0.90     0.85
Ratio of Net Investment Income
 to Average Net Assets (%)....     (0.03)     0.19      0.12      0.24     0.14
Portfolio Turnover Rate (%)...       128       119       137        78      107
Net Assets, End of Year (000).  $841,053  $410,726  $205,318  $120,456  $46,386
The Ratios of Operating
 Expenses to Average Net
 Assets without giving effect
 to the voluntary expense
 agreement
 would have been (%)..........       --        --        --       0.90     2.45

--------
(a) During the fiscal years presented, NEIM voluntarily agreed to reduce its fees or to bear the operating expenses (does not include brokerage costs, interest, taxes, or extraordinary expenses) of the Series in excess of an annual expense limit of 0.95% (0.85% prior to January 1, 1996) of the Series' average daily net assets, subject to the obligation of the Series to repay NEIM such expenses in future years, if any, when the Series' operating expenses fall below this stated expense limit; such deferred expenses may be charged to the Series in a subsequent year to the extent the charge does not cause the total operating expenses in such subsequent year to exceed the 0.90% expense limit; provided, however, that the Series is not obligated to repay any expense paid by NEIM more than two years after the end of the fiscal year in which such expense was incurred. This expense arrangement is no longer in effect.

                           DAVIS VENTURE VALUE SERIES

                                          YEAR ENDED DECEMBER 31,
                                -----------------------------------------------
                                  1999      1998      1997      1996     1995
                                --------  --------  --------  --------  -------
Net Asset Value, Beginning of
 Year.........................  $  23.15  $  20.80  $  16.09  $  13.10  $  9.62
                                --------  --------  --------  --------  -------
Income From Investment
 Operations
Net Investment Income.........      0.12      0.16      0.18      0.13     0.10
Net Realized and Unrealized
 Gain (Loss) on Investments...      3.93      2.84      5.20      3.26     3.68
                                --------  --------  --------  --------  -------
    Total From Investment
     Operations...............      4.05      3.00      5.38      3.39     3.78
                                --------  --------  --------  --------  -------
Less Distributions
Distributions From Net
 Investment Income............     (0.12)    (0.16)    (0.14)    (0.13)   (0.10)
Distributions From Net
 Realized Capital Gains.......     (0.32)    (0.49)    (0.53)    (0.27)   (0.20)
Distribution in Excess of Net
 Realized Capital Gain .......     (0.09)     0.00      0.00      0.00     0.00
                                --------  --------  --------  --------  -------
    Total Distributions.......     (0.53)    (0.65)    (0.67)    (0.40)   (0.30)
                                --------  --------  --------  --------  -------
Net Asset Value, End of Year..  $  26.67  $  23.15  $  20.80  $  16.09  $ 13.10
                                ========  ========  ========  ========  =======
Total Return (%)..............      17.5      14.4      33.5      25.8     39.3
Ratio of Operating Expenses to
 Average Net Assets (%)(a)....      0.81      0.83      0.90      0.90     0.90
Ratio of Net Investment Income
 to Average Net Assets (%)....      0.55      0.82      0.94      1.25     1.39
Portfolio Turnover Rate (%)...        22        25        17        18       20
Net Assets, End of Year (000)
 .............................  $655,599  $440,351  $280,448  $108,189  $35,045
The Ratios of Operating
 Expenses to Average Net
 Assets without giving effect
 to the voluntary expense
 agreement would have been
 (%)..........................       --        --       0.90      0.96     1.51

--------
(a) During the fiscal years presented, NEIM voluntarily agreed to reduce its fees or to bear the operating expenses (does not include brokerage costs, interest, taxes, or other extraordinary expenses) of the Series in excess of an annual expense limit of 0.90% of the Series' average daily net assets, subject to the obligation of the Series to repay NEIM such expenses in future years, if any, when the Series' total operating expenses fall below this stated expense limit; such deferred expenses may be charged to the Series in a subsequent year to the extent the charge does not cause the total operating expenses in such subsequent year to exceed the 0.90% expense limit; provided, however, that the Series is not obligated to repay any expense paid by NEIM more than two years after the end of the fiscal year in which such expense was incurred. This expense arrangement is no longer in effect.

                         LOOMIS SAYLES SMALL CAP SERIES

                                         YEAR ENDED DECEMBER 31,
                                ----------------------------------------------
                                  1999      1998      1997     1996     1995
                                --------  --------  --------  -------  -------
Net Asset Value, Beginning of
 Year.........................  $ 153.52  $ 158.92  $ 144.29  $118.80  $ 96.61
                                --------  --------  --------  -------  -------
Income From Investment
 Operations
Net Investment Income.........      0.51      1.24      1.22     1.05     0.85
Net Realized and Unrealized
 Gain (Loss) on Investments...     48.23     (4.01)    34.11    35.03    26.93
                                --------  --------  --------  -------  -------
    Total From Investment
     Operations...............     48.74     (2.77)    35.33    36.08    27.78
                                --------  --------  --------  -------  -------
Less Distributions
Distributions From Net
 Investment Income............     (0.53)    (1.24)    (1.21)   (1.03)   (0.78)
Distributions From Net
 Realized Capital Gains.......      0.00     (1.32)   (19.49)   (9.56)   (4.81)
Distributions in Excess of Net
 Realized Capital Gains.......      0.00     (0.07)     0.00     0.00     0.00
                                --------  --------  --------  -------  -------
    Total Distributions.......     (0.53)    (2.63)   (20.70)  (10.59)   (5.59)
                                --------  --------  --------  -------  -------
Net Asset Value, End of Year..  $ 201.73  $ 153.52  $ 158.92  $144.29  $118.80
                                ========  ========  ========  =======  =======
Total Return (%)..............      31.8      (1.7)     24.9     30.7     28.9
Ratio of Operating Expenses to
 Average Net Assets (%)(a)....      1.00      1.00      1.00     1.00     1.00
Ratio of Net Investment Income
 to Average Net Assets (%)....      0.34      0.88      0.97     1.15     1.26
Portfolio Turnover Rate (%)...       146       111        87       62       98
Net Assets End of Year (000)..  $322,318  $238,589  $200,105  $89,194  $27,741
The Ratios of Operating
 Expenses to Average Net
 Assets without giving effect
 to the voluntary expense
 agreement would have been
 (%)..........................      1.10      1.10      1.14     1.29     1.91

--------
(a) During the fiscal years presented, NEIM voluntarily agreed to reduce its fees or to bear operating expenses of the Series in order to limit the Series' total operating expenses (does not include brokerage costs, interest, taxes, or extraordinary expenses) to an annual rate of 1.00% of the Series' average daily net assets.

                              MFS INVESTORS SERIES

                              APRIL 30, 1999(A)
                                   THROUGH
                                DECEMBER 31,
                                    1999
                              -----------------
Net Asset Value, Beginning
 of Period..................       $10.00
                                   ------
Income From Investment
 Operations
Net Investment Income.......         0.02
Net Realized and Unrealized
 Gain (Loss) on Investments.         0.26
                                   ------
    Total From Investment
     Operations.............         0.28
                                   ------
Less Distributions
Distributions From Net
 Investment Income..........        (0.02)
                                   ------
    Total Distributions.....        (0.02)
                                   ------
Net Asset Value, End of
 Period.....................       $10.26
                                   ======
Total Return (%)............          2.9 (b)
Ratio of Operating Expenses
 to Average Net Assets
 (%)(d).....................         0.90 (c)
Ratio of Net Investment
 Income to Average Net
 Assets (%).................         0.45 (c)
Portfolio Turnover Rate (%).           60
Net Assets, End of Period
 (000)........................     $6,841
The Ratios of Operating
 Expenses to Average Net
 Assets without giving
 effect to the voluntary
 expense agreement would
 have been (%)..............         2.03 (c)

--------
(a) Commencement of operations.
(b) Not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) During the period presented, NEIM voluntarily agreed to reduce its fees or to bear the operating expenses (does not include brokerage costs, interest, taxes, or extraordinary expenses) of the Series in excess of an annual expense limit of 0.90% of the Series' average daily net assets, subject to the obligation of the Series to repay NEIM such expenses in future years, if any, when the Series' total operating expenses fall below this stated expense limit; such deferred expenses may be charged to the Series in a subsequent year to the extent the charge does not cause the total operating expenses in such subsequent year to exceed the 0.90% expense limit; provided, however, that the Series is not obligated to repay any expense paid by NEIM more than three years after the end of the fiscal year in which such expense was incurred.

                          MFS RESEARCH MANAGERS SERIES

                                                              APRIL 30, 1999(A)
                                                                   THROUGH
                                                                DECEMBER 31,
                                                                    1999
                                                              -----------------
Net Asset Value, Beginning of Period.........................      $10.00
                                                                   ------
Income From Investment Operations
Net Investment Income........................................        0.00
Net Realized and Unrealized Gain (Loss) on Investments.......        1.98
                                                                   ------
    Total From Investment Operations.........................        1.98
                                                                   ------
Net Asset Value, End of Period...............................      $11.98
                                                                   ======
Total Return (%).............................................        19.8 (b)
Ratio of Operating Expenses to Average Net Assets (%)........        0.90 (c)
Ratio of Net Investment Income to Average Net Assets (%).....       (0.06)(c)
Portfolio Turnover Rate (%)..................................          84
Net Assets, End of Period (000)..............................      $6,872
The Ratios of Operating Expenses to Average Net Assets
 without giving effect to the voluntary expense agreement
 would have been (%).........................................        2.03 (c)

--------
(a) Commencement of operations.
(b) Not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) During the period presented, NEIM voluntarily agreed to reduce its fees or to bear the operating expenses (does not include brokerage costs, interest, taxes, or extraordinary expenses) of the Series in excess of an annual expense limit of 0.90% of the Series' average daily net assets, subject to the obligation of the Series to repay NEIM such expenses in future years, if any, when the Series' total operating expenses fall below this stated expense limit; such deferred expenses may be charged to the Series in a subsequent year to the extent the charge does not cause the total operating expenses in such subsequent year to exceed the 0.90% expense limit; provided, however, that the Series is not obligated to repay any expense paid by NEIM more than three years after the end of the fiscal year in which such expense was incurred.

                       WESTPEAK GROWTH AND INCOME SERIES

                                         YEAR ENDED DECEMBER 31,
                                ----------------------------------------------
                                  1999      1998      1997     1996     1995
                                --------  --------  --------  -------  -------
Net Asset Value, Beginning of
 Year.........................  $ 208.34  $ 179.98  $ 151.77  $141.31  $109.03
                                --------  --------  --------  -------  -------
Income From Investment
 Operations
Net Investment Income.........      1.78      1.30      1.37     1.78     1.77
Net Realized and Unrealized
 Gain (Loss) on Investments...     17.51     42.44     48.76    23.69    37.91
                                --------  --------  --------  -------  -------
    Total From Investment
     Operations...............     19.29     43.74     50.13    25.47    39.68
                                --------  --------  --------  -------  -------
Less Distributions
Distributions From Net
 Investment Income............     (1.78)    (1.31)    (1.35)   (1.82)   (1.71)
Distributions From Net
 Realized Capital Gains.......    (27.36)   (14.07)   (20.57)  (13.19)   (5.69)
                                --------  --------  --------  -------  -------
    Total Distributions.......    (29.14)   (15.38)   (21.92)  (15.01)   (7.40)
                                --------  --------  --------  -------  -------
Net Asset Value, End of Year..  $ 198.49  $ 208.34  $ 179.98  $151.77  $141.31
                                ========  ========  ========  =======  =======
Total Return (%)..............       9.4      24.4      33.5     18.1     36.5
Ratio of Operating Expenses to
 Average Net Assets (%)(a)....      0.74      0.78      0.82     0.85     0.85
Ratio of Net Investment Income
 to Average Net Assets (%)....      0.94      0.80      0.91     1.40     1.63
Portfolio Turnover Rate (%)...       115       100        93      104       92
Net Assets, End of Year (000).  $417,540  $281,557  $152,738  $82,330  $48,129
The Ratios of Operating
 Expenses to Average Net
 Assets without giving effect
 to a voluntary expense
 agreement would have been
 (%)..........................       --        --        --      0.91     1.06

--------
(a) During the fiscal years presented, NEIM voluntarily agreed to bear the operating expenses of the Series (other than the advisory fees; "operating expenses" does not include brokerage costs, interest, taxes or extraordinary expenses) in excess of 0.15% of the Series' average daily net assets. This expense arrangement is no longer in effect.

                            NEW ENGLAND ZENITH FUND
               501 BOYLSTON STREET, BOSTON, MASSACHUSETTS 02116
                                (800) 356-5015

STATEMENT OF ADDITIONAL INFORMATION (SAI)

  The Fund's SAI contains more detailed information about the Fund. The SAI is incorporated by reference into this prospectus, which means that it is a part of this prospectus for legal purposes.

SHAREHOLDER REPORTS

  The Fund's annual and semi-annual reports to shareholders contain additional information about each Series. The Fund's annual report discusses the market conditions and investment strategies that significantly affected each Series' performance during its last fiscal year. The financial statements in the Fund's most recent annual report to shareholders are incorporated by reference into this prospectus.

TO OBTAIN COPIES OF THESE MATERIALS:

  You may obtain free copies of the SAI or shareholder reports, request other information about a Series, or make shareholder inquiries by calling toll free
(800) 356-5015 or by writing to New England Securities Corporation, 399 Boylston Street, Boston, Massachusetts 02116.

  You may review and copy information about the Fund, including the SAI and shareholder reports, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may call 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the Fund on the Internet at http://www.sec.gov. You may get copies of this information, upon payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Station of the Securities and Exchange Commission, Washington, D.C. 20549-6009.

  New England Zenith Fund's Investment Company Act file number is 811-3728.

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